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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 13, 2001
                                                        (DECEMBER 7, 2001)


                          AMERICAN TOWER CORPORATION
              (Exact Name of Registrant as Specified in Charter)


         Delaware                      001-14195               65-0723837
(State or Other Jurisdiction       (Commission File          (IRS Employer
       of Incorporation)               Number)             Identification No.)

                             116 Huntington Avenue
                          Boston, Massachusetts 02116
             (Address of Principal Executive Offices)  (Zip Code)

                                (617) 375-7500
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

The following information serves to update the status of the ALLTEL transaction as previously disclosed in Current Reports on Form 8-K filed by American Tower Corporation (the "Company") on December 20, 2000, April 17, 2001, June 11, 2001, July 9, 2001, September 14, 2001 and October 4, 2001 and in Quarterly Reports on Form 10-Q filed by the Company on May 15, 2001, August 14, 2001 and November 14, 2001.

On December 7, 2001, the Company closed on the sublease of 83 towers pursuant to the agreement with ALLTEL. These towers were used by ALLTEL primarily in connection with its business of providing consumer wireless services. The Company plans to lease additional space on the towers to third parties. Total consideration in connection with this closing was approximately $24.9 million in cash. The amount of consideration and the terms of the agreement were based upon arms' length negotiations between unaffiliated parties. There are no material relationships between the Company and ALLTEL or any of their respective affiliates, officers or directors. The Company financed the transaction through available cash-on-hand.

For more information about the Company's agreement with ALLTEL, please see the Company's Current Reports on Form 8-K filed on December 20, 2000, April 17, 2001, June 11, 2001, July 9, 2001, September 14, 2001 and October 4, 2001, the
Company's Quarterly Reports on Form 10-Q filed May 15, 2001, August 14, 2001 and November 14, 2001, and the exhibits incorporated by reference into this Current Report on Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

The following exhibits included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission on April 2, 2001, are hereby incorporated by reference into this Form 8-K. The numbers assigned to the exhibits herein are the same as set forth in the Form 10-K from which they are incorporated by reference.

Exhibit  Item
-------  ----
2.1 Lease and Sublease by and among ALLTEL Communications, Inc. and the other entities named therein and American Towers, Inc. and American Tower Corporation, dated , 2000

2.2 Agreement to Sublease by and among ALLTEL Communications, Inc. the ALLTEL entities and American Towers, Inc. and American Tower Corporation, dated December 19, 2000

2.3 Build to Suit Agreement by and among ALLTEL Communications, Inc. the ALLTEL entities named therein, American Towers, Inc. and American Tower Corporation, dated December 19, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN TOWER CORPORATION
                                              (Registrant)

Date: December 13, 2001                By: /s/ Justin D. Benincasa
                                          ---------------------------
                                          Name:  Justin D. Benincasa
                                          Title: Senior Vice President
                                                 and Corporate Controller